SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):   June 25, 1998 (June 5, 1998)


                             LASERSIGHT INCORPORATED
                             -----------------------
              Exact name of registrant as specified in its charter


                                    Delaware
                                    --------
                  State or other jurisdiction of incorporation



       0-19671                                                    65-0273162
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Commission File Number                                         I.R.S. Employer
                                                              Identification No.


             12249 Science Drive, Suite 160, Orlando, Florida 32826
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                     Address of Principal Executive Offices


Registrant's telephone number, including area code:         (407) 382-2700
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Item 5.  Other Events.

         The following summary of the TLC Private Placement and the Pequot Private Placement (as such terms are defined below) recently completed by LaserSight Incorporated, a Delaware corporation (the "Company"), does not purport to be complete and is subject in all respects to the provisions of the documents relating thereto filed as exhibits to this Current Report on Form 8-K.

TLC Private Placement

         Securities Purchase Agreement. On June 5, 1998, the Company entered into a Securities Purchase Agreement (the "TLC Agreement") with The Laser Center Inc. ("TLC"), pursuant to which the Company issued to TLC 2,000,000 shares of the newly-created Series C Convertible Preferred Stock (the "Series C Preferred Stock") of the Company with a face value of $4.00 per share, resulting in an aggregate offering price of $8 million (the "TLC Private Placement"). The Series C Preferred Stock is convertible on a fixed, one-for-one basis (subject to anti-dilution adjustments upon the occurrence of a stock split, stock dividend or similar event) into 2,000,000 shares of the Company's common stock, par value $.001 per share ("Common Stock"), at the option of TLC at any time until June 5, 2001, on which date all shares of Series C Preferred Stock then outstanding will automatically be converted into shares of Common Stock.

         The TLC Agreement provides that so long as TLC continues to be the record holder of at least 5% of the Company's then outstanding Common Stock or Series C Preferred Stock which is convertible into at least 5% of the Company's then outstanding Common Stock, TLC shall have the right to participate in any below-market equity financing transaction so as to maintain its percentage ownership of the outstanding Common Stock immediately prior to the closing of such financing. The following issuances of the Company's securities, however, do not constitute a below-market third party financing for purposes of this provision: (i) the grant of options or warrants, or the issuance of securities, under any employee or director stock option, stock purchase or restricted stock plan of the Company, (ii) the issuance of Common Stock pursuant to any contingent obligation of the Company existing as of June 5, 1998, (iii) the issuance of securities upon the exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of June 5, 1998, (iv) the declaration of a rights dividend to holders of Common Stock in connection with the adoption of a stockholder rights plan, (v) the issuance of securities in connection with a merger, acquisition, joint venture or similar arrangement, or (vi) the issuance of the Company's Series D Convertible Participating Preferred Stock (the "Series D Preferred Stock").

         The TLC Agreement also provides that TLC has the right to nominate one candidate to stand for election as a member of the Company's Board of Directors for as long as TLC owns at least 7.5% of the Company's outstanding Common Stock or Series C Preferred Stock which is convertible into 7.5% of the Company's outstanding Common Stock.

         The Company did not pay any placement agent, underwriting or similar fees or commissions in connection with the TLC Private Placement. The TLC Agreement and the Certificate of Designation, Preferences and Rights of Series C Convertible Participating Preferred Stock are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

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         Registration Rights Agreement.  Pursuant to the terms of a Registration
Rights Agreement between the Company and TLC executed in connection with the TLC Private Placement, the Company agreed to prepare, and on or prior to July 20,
1998,   file  with  the  Securities  and  Exchange   Commission  (the  "SEC")  a
registration statement on such form as is then available in order to effect the registration of the shares of Common Stock issuable upon conversion of the Series C Preferred Stock. The Company has agreed to use its reasonable best efforts to keep the registration statement continuously effective at all times until June 5, 2000, subject to certain "black-out" rights. The TLC Registration Rights Agreement is attached hereto as Exhibit 99.3, and is incorporated herein by reference.

         Standstill Agreement. The Company and TLC also executed a Standstill Agreement in connection with the TLC Private Placement which prohibits TLC from acquiring any voting securities or instruments which are convertible into the voting securities of the Company until the earlier of August 4, 1998 or the date the Company adopts a stockholders rights plan. Such Standstill Agreement is attached hereto as Exhibit 99.4, and is incorporated herein by reference.

         Use of Proceeds. The net proceeds to the Company from the TLC Private Placement, after deduction of estimated expenses, was approximately $7.9 million. The Company used the net proceeds from the TLC Private Placement to (i) repurchase all issued and outstanding shares of its Series B Convertible Participating Preferred Stock on June 5, 1998 for approximately $6.3 million, and (ii) the balance for general corporate purposes, including to facilitate the implementation of the Company's strategic plan.

Pequot Private Placement

         Securities Purchase Agreement. On June 12, 1998, the Company entered into a Securities Purchase Agreement (the "Pequot Agreement") with Pequot Private Equity Fund, L.P., Pequot Scout Fund, L.P., and Pequot Offshore Private Equity Fund, Inc. (collectively, the "Pequot Funds"), whereby the Company issued, collectively, to the Pequot Funds 2,000,000 shares of the newly-created Series D Preferred Stock of the Company with a face value of $4.00 per share, resulting in an aggregate offering price of $8 million (the "Pequot Private Placement"). The Series D Preferred Stock is convertible on a one-for-one basis into an equal number of shares of Common Stock, subject to certain anti-dilution adjustments described below, at the option of the Pequot Funds at any time until June 12, 2001, on which date all shares of Series D Preferred Stock then outstanding will automatically be converted into shares of Common Stock.

         The Series C Preferred Stock and the Series D Preferred Stock generally have similar rights and preferences. However, unlike the holders of the Series C Preferred Stock, the holders of the Series D Preferred Stock are entitled to certain anti-dilution adjustments if the Company issues or sells any shares of Common Stock (or Common Stock equivalents) before June 12, 2001 at a price per share (or having a conversion or exercise price per share) less than the $4.00 per share. In the event of such an issuance, subject to all applicable listing rules of The Nasdaq Stock Market, the conversion price of the Series D Preferred Stock will be adjusted in order to allow the Series D Preferred Stock to convert into that number of shares of Common Stock which will maintain the Series D Preferred Stock holders' percentage level of ownership of the Company's Common Stock outstanding (including Series C Preferred Stock and Series D Preferred

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Stock  which  is  convertible  into  Common  Stock)  as  such  ownership  exists immediately prior to such below-market issuance. This anti-dilution adjustment only relates to the conversion price of the Series D Preferred Stock and does not result in adjustments to the number of shares of Common Stock held by the holders of the Series D Preferred Stock. This anti-dilution adjustment will not be triggered by the issuance of the Company's securities under the following circumstances (collectively, the "Excluded Securities"): (i) a public offering of the Company's equity securities, (ii) the grant of options or warrants, or the issuance of securities, under any employee or director stock option, stock purchase or restricted stock plan of the Company, (iii) the issuance of Common Stock pursuant to any contingent obligation of the Company existing as of June 12, 1998, (iv) securities issued upon the exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of June 12, 1998, (v) declaration of a rights dividend to holders of Common Stock in connection with the adoption of a stockholder rights plan by the Company, and
(vi) securities issued in connection with a merger, acquisition, joint venture or similar arrangement which is approved by a majority of the Company's Board of Directors that are not then employees of the Company (the "Outside Directors"), and (vii) securities issued in connection with the establishment of a strategic relationship which is approved by a majority of the Outside Directors.

         The holders of the Series D Preferred Stock have, in addition to the voting rights of the Series C Preferred Stock, the exclusive right, voting separately as a single class to elect one director (the "Series D Preferred Director") of the Company, with the remaining directors to be elected by the other classes of stock entitled to vote therefore at each meeting of stockholders held for the purpose of electing directors. The right of the holders of Series D Preferred Stock to vote for the election of directors may be exercised at any annual meeting or at any special meeting called for such purpose or at any adjournment thereof, or by the written consent, delivered to the Secretary of the Company, of the holders of a majority of all shares of Series D Preferred Stock outstanding as of the record date of such written consent. The voting rights with respect to the Series D Preferred Director will terminate and thereafter be of no force or effect if on any date the Board of Directors fixes the record date for a meeting of the Company's stockholders at which directors will be elected (the "Determination Date"), that number of full shares of Common Stock into which all then outstanding shares of Series D Preferred Stock, if any, could be converted pursuant to the term of the Series D Preferred Stock is less than 7.5% of all then outstanding shares of Common Stock on the Determination Date.

         Upon termination of the voting rights with respect to the Series D Preferred Director pursuant to the terms of the Series D Preferred Stock, the Series D Preferred Director then in office will serve until the date of the Company's next meeting at which directors are elected. Thereafter, so long as the holders of the Series D Preferred Stock own in the aggregate at least 7.5% of the outstanding Common Stock as of any Determination Date (for purposes of this calculation all shares of Series D Preferred Stock shall be deemed to be converted to shares of Common Stock pursuant to the terms of the Series D Preferred Stock) then the holders of the Series D Preferred Stock shall have the right to designate a nominee (who is reasonably acceptable to the Company's

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Board of  Directors)  to stand for election as a director at the next meeting of the Company's stockholders at which directors will be elected. If such nominee is elected but does not serve such nominee's complete term on the Company's Board of Directors by reason of the resignation, death, removal or inability to serve, then holders of the Series D Preferred Stock shall be entitled to designate a successor (who is reasonably acceptable to the Company's Board of Directors) to fill such vacancy until the next meeting for the election of directors. If such nominee is not elected to the Board, the holders of the Series D Preferred Stock will, in addition to those rights described in the following paragraph, be entitled to appoint an additional Non-Voting Observer (as defined below). For purposes of this provision the phrase "outstanding Common Stock" shall mean the Common Stock shown as outstanding on the Company's Quarterly Report on Form 10-Q for the most recent quarter and shall not be determined on a dilutive basis.

         If the Series D Preferred Director is not an employee of Dawson Samberg Capital Management, Inc., then the Pequot Funds, collectively, shall also be entitled to designate a non-voting observer (the "Non-Voting Observer") to attend and participate in (but not to vote at) all meetings of the Board and any committee thereof. The Non-Voting Observer has the same rights with respect to the receipt of notices of meetings of the Board or a committee thereof and access and limitations to information concerning the business and operations of the Company as members of the Board, and is entitled to participate in discussions and consult with the Board without voting.

         The Pequot Agreement also provides that during the six-month period immediately after June 12, 1998 (the "Future Financing Period"), the Company will not enter into any agreement with an investor which includes the issuance of (i) Common Stock, (ii) preferred stock which is convertible into Common Stock, or (iii) options or warrants to purchase Common Stock or preferred stock which is convertible into Common Stock on terms more favorable than those given to the Pequot Funds. If during the Future Financing Period the Company should enter into a financing agreement with an investor (a "Financing Agreement") on monetary terms or non-monetary terms (e.g., corporate governance rights) which are more favorable than the terms which have been provided to the Pequot Funds, the Company will remedy such situation so that the terms of the investment contemplated by the Pequot Private Placement will be amended to reflect such more favorable terms, including, the Company's issuance of additional Common Stock, preferred stock or warrants (as may be agreed to by the parties) if necessary to accomplish the foregoing. For purposes of this provision, the issuance of Excluded Securities will not be deemed a "Financing Agreement".

         The Pequot Agreement further provides that during the period commencing on June 12, 1998 and continuing until the first to occur of: (i) June 12, 2001 or (ii) the Pequot Funds cease to own in the aggregate at least 5% of the Common Stock outstanding (for purposes of this calculation, all shares of Preferred Stock will be deemed to be converted to shares of Common Stock pursuant to the terms of the Preferred Stock), prior to seeking financing from any third party consisting of an issuance by the Company of (i) Common Stock, (ii) preferred stock convertible into Common Stock, or (iii) options or warrants to purchase Common Stock or preferred stock convertible into Common Stock, the Company is required to offer to the Pequot Funds such financing opportunity on a pari passu basis in order to maintain the Pequot Funds' percentage level of ownership of the Company's Common Stock outstanding (including Series C Preferred Stock and Series D Preferred Stock which is convertible into Common Stock) as such ownership existed immediately after the closing of the Pequot Private Placement. This "right of first offer" does not apply in the event of an issuance of Excluded Securities.


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

         The Company did not pay any placement agent, underwriting or similar fees or commissions in connection with the Pequot Private Placement. The Pequot Agreement and the Certificate of Designation, Preferences and Rights of Series D Convertible Participating Preferred Stock are attached hereto as Exhibits 99.5 and 99.6, respectively, and are incorporated herein by reference.

         Registration Rights Agreement. Pursuant to the terms of a Registration Rights Agreement between the Company and the Pequot Funds executed in connection with the Pequot Private Placement, the Company agreed to prepare, and on or prior to July 27, 1998, file with the Securities and Exchange Commission a registration statement on such form as is then available in order to effect the registration of all of the Series C Conversion Shares. The Company has agreed to use its reasonable best efforts to keep the registration statement continuously effective at all times until December 12, 2000, subject to certain "black-out" rights. The Pequot Registration Rights Agreement is attached hereto as Exhibit 99.7, and is incorporated herein by reference.

         Standstill Agreement. The Company and The Pequot Funds also executed a Standstill Agreement in connection with the Pequot Private Placement which prohibits the Pequot Funds from acquiring in excess of 15% of any voting securities or instruments which are convertible into the voting securities of the Company until the earlier of August 11, 1998 or the date on which the Company adopts a stockholders right plan. Such Standstill Agreement is attached hereto as Exhibit 99.8, and is incorporated herein by reference.

         Use of Proceeds. The net proceeds to the Company from the Pequot Private Placement, after deduction of estimated expenses, was approximately $7.9 million. The Company intends to use the net proceeds from the Pequot Private Placement for general corporate purposes, including to facilitate the implementation of the Company's strategic plan. Pending such use, the Company intends to invest the net proceeds in short-term, interest-bearing investment grade securities.

                                     * * * *

         This Current Report contains forward-looking statements regarding future events and future performance of the Registrant that involve risks and uncertainties that could materially affect actual results. Investors should refer to documents that the Registrant files from time to time with the Securities and Exchange Commission for a description of certain factors that could cause actual results to vary from current expectations and the forward-looking statements contained herein. Such filings include, without limitation, the Registrant's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other Current Reports on Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits*

     Exhibit 99.1 Securities Purchase Agreement dated June 5, 1998 by and between LaserSight Incorporated and TLC The Laser Center Inc.

     Exhibit 99.2 Certificate of Designation, Preferences and Rights of Series C Convertible Participating Preferred Stock.

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     Exhibit 99.3          Registration Rights Agreement dated  June 5, 1998  by
                           and between LaserSight Incorporated and TLC The Laser Center Inc.

     Exhibit 99.4 Standstill Agreement dated June 5, 1998 by and between LaserSight Incorporated and TLC The Laser Center Inc.

     Exhibit 99.5 Securities Purchase Agreement dated June 12, 1998 among LaserSight Incorporated, Pequot Private Equity Fund, L.P., Pequot Scout Fund, L.P., Pequot Offshore Private Equity Fund, Inc.

     Exhibit 99.6 Certificate of Designation, Preferences and Rights of Series D Convertible Participating Preferred Stock.

     Exhibit 99.7 Registration Rights Agreement dated June 12, 1998 among LaserSight Incorporated, Pequot Private Equity Fund, L.P., Pequot Scout Fund, L.P., Pequot Offshore Private Equity Fund, Inc.

     Exhibit 99.8 Standstill Agreement dated June 12, 1998 among LaserSight Incorporated, Pequot Private Equity Fund, L.P., Pequot Scout Fund, L.P., Pequot Offshore Private Equity Fund, Inc.


     *The Company undertakes to provide to the Commission upon its request the schedules omitted from this exhibit.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           LASERSIGHT INCORPORATED



Date:  June 25, 1998                       By:  /s/ Michael R. Farris
                                                ----------------------
                                                Michael R. Farris
                                                Chief Executive Officer









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